SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 31, 2001
                                                  -----------------


                     Cornerstone Internet Solutions Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                     1-13360           22-3272662
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


           500 Lanidex Plaza, 3rd Floor, Parsippany, New Jersey 07054
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (973) 503-5600


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.
---------------------

                  Cornerstone Internet Solutions Company(the "Company") has reflected B2Bgalaxy.com Inc. (B2B) as a consolidated subsidiary in its previously filed financial statements. However, on February 29, 2000, B2B completed a private placement of common stock, which reduced the Company's voting interest in B2B below 50%. As the Company no longer had a controlling financial interest in B2B, the Company should have presented the investment in B2B using the equity method of accounting as of and for periods after February 29, 2000. In the financial information included in the Company's Form 10-QSB for the quarterly period ended November 30, 2000, the investment in B2B has been reflected using the equity method of accounting from February 29, 2000. The consolidated balance sheet as of May 31, 2000 has been adjusted to reflect the investment in B2B on an equity basis from February 29, 2000 forward.

                  Summarized balance sheet data for the Company as of May 31, 2000 as originally reported and as restated is as follows:

($ in the thousands)                Originally Reported        As Restated
--------------------                -------------------        -----------

Cash and cash equivalents                   12,222                    94
Current Assets                              13,111                 1,644
Total Assets                                15,621                 7,477

Current and total Liabilities                2,194                   236
Minority interest                            6,480                     -
Stockholders' equity                         6,947                 7,241

                  Deferred charges of $293,872 were included in stockholders' equity as originally reported in error, which has been corrected in the restated amounts.

                  The Company plans to amend its financial statements included in its Form 10-KSB for the fiscal year ended May 31, 2000 and Form 10- QSB for the quarterly periods ended February 29 and August 31, 2000 to reflect its investment in B2B using the equity method of accounting from February 29 2000. The Company does not anticipate there will be any changes to the Company's stockholders' equity, net loss or related per share amounts as a result of the revisions to the financial statements to apply the equity method of accounting for the Company's investment in B2B. The Company's auditors, KPMG LLP, have not completed their audit of the adjustments to the Company's financial statements as of and for the year ended May 31, 2000.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CORNERSTONE INTERNET SOLUTIONS COMPANY



Dated: January 31, 2001                   By: /s/ Kenneth Gruber
                                              ----------------------------------
                                          Name:  Kenneth Gruber
                                          Title: Chief Financial Officer and
                                                 Secretary



                                       -3-